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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                            -----------------------


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                                 April 1, 1999


                           LITTLE SWITZERLAND, INC.
                      ----------------------------------
              (Exact name of registrant as specified in charter)
              --------------------------------------------------


        Delaware                           0-19369               66-0476514
------------------------          ------------------------   -----------------
(State or other                   (Commission file number)   (IRS employer
jurisdiction of incorporation)                               identification no.)


         161-B Crown BaybCruise Ship Port, St. Thomas, U.S.V.I.  00802
         -------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (340) 776-2010
                                                           --------------
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Item 5 - Other Events
---------------------

     Little Switzerland, Inc. (the "Company") issued a press release on April 1, 1999 announcing that Seymour Holtzman informed the Company that he will not stand for election at the annual meeting of stockholders scheduled for April 7, 1999. A copy of the Company's press release is attached hereto and incorporated herein in its entirety.


Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits
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     (c)  Exhibits

     Exhibit 99.1 - Press Release of Little Switzerland, Inc., dated April 1, 1999.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        LITTLE SWITZERLAND, INC.



Date: April 2, 1999                     By: /s/ C. William Carey
                                           -----------------------------------
                                           C. William Carey
                                           Acting Chief Executive Officer

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                                 EXHIBIT INDEX

   Exhibit No.      Description
   -----------      -----------

   Exhibit 99.1 -   Press Release of Little Switzerland, Inc., dated April 1,
                    1999.

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